SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K
                                    --------
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 12, 1999
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                Date of Report (Date of earliest event reported)


                         POINT WEST CAPITAL CORPORATION.
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          (Exact name of registrant as specified in its charter)



   Delaware                    0-27736               94-3165263
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(State or other             (Commission              (IRS Employer
jurisdiction of             File Number)             Identification
incorporation)                                                 No.)


            1700 Montgomery Street, Suite 250, San Francisco, CA 94111
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: (415)394-9467

Item 5.  Other Events.
=====================

                  On  November  12,  1999  The Company  issued  a press  release announcing third quarter results and financial condition.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

                  99.1       Text of Press Release dated November 12, 1999.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Point West Capital
                                                     Corporation
                                                     ==================



                                                     By /s/ Alan B. Perper
                                                     -------------------------
                                                     President

Date: November 12, 1999

                                  EXHIBIT INDEX
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Exhibit Number          Document Description             Sequential
                                                         Page Number
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    99.1                Text of Press Release dated
                        November 12, 1999                    1
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